modivcare

Investor Presentation

May 15, 2024

Disclaimer

This presentation has been prepared by ModivCare, Inc., a Delaware corporation (the "Company"), for informational purposes only and contains general information about the activities of the Company that does not purport to be complete. Nothing in this presentation shall constitute or form part of, nor should be construed as, an offer or invitation to subscribe for, underwrite or otherwise acquire any securities of the Company or any of its respective affiliates, nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of the Company or any of its respective affiliates, or with any other contract or commitment whatsoever. Nothing in this presentation shall constitute an offer to sell or a solicitation of an offer to buy securities in any jurisdiction in which such offer or sale would be unlawful. If the Company were to conduct an offering of securities in the future, a prospectus or an offering document relating to such offering of securities will be able to be obtained from the underwriters or the initial purchasers of such offering or from the Company. You are advised to obtain a copy of such prospectus or offering document and to carefully review the information contained or incorporated by reference therein before making any investment decision. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise arising in connection with this document.

Forward Looking Statements

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. The updated outlook discussed herein constitutes forward-looking statements. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual results to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; implementation of alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors and an inability to maintain or reduce our cost of services below rates set forth by our payors; the effects of a public health emergency; inadequacies in our information technology systems; changes in the funding, financial viability or our relationships with our payors; pandemics and other infectious diseases; disruptions to our contact center operations caused by health epidemics or pandemics; delays in collection of our accounts receivable; any impairment of our goodwill and long-lived assets; any failure to maintain or to develop reliable, efficient and secure information technology systems; any inability to attract and retain qualified employees; any disruptions from acquisition or acquisition integration efforts; estimated income taxes being different from income taxes that we ultimately pay; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government's requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; any failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; certificates of need laws or other regulatory and licensure obligations that may adversely affect our personal care integration efforts and expansion into new markets; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing labor shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; our operating in the competitive remote patient monitoring industry, and failing to develop and enhance related technology applications; any failure to innovate and provide services that are useful to customers and to achieve and maintain market acceptance; our lack of sole decision-making authority with respect to our minority investment in Matrix and any failure by Matrix to achieve positive financial position and results of operations; the cost of our compliance with laws; changes to the regulatory landscape applicable to our businesses; changes in budgetary priorities of the government entities or private insurance programs that fund our services; regulations relating to privacy and security of patient and service user information; actions for false claims or recoupment of funds; civil penalties or loss of business for failing to comply with bribery, corruption and other regulations governing business with public organizations; changes to, or violations of, licensing regulations; our contracts being subject to audit and modification by the payors with whom we contract; a loss of Medicaid coverage by a significant number of Medicaid beneficiaries following the expiration of the COVID-19 public health emergency under the Families First Coronavirus Response Act (2020); our existing debt agreements containing restrictions that limit our flexibility in operating our business; our substantial indebtedness and lease obligations; any loss of available financing alternatives; our ability to incur substantial additional indebtedness; and the results of the remediation of our identified material weaknesses in internal control over financial reporting. The Company has provided additional risk factors related information in our most recently filed annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission that could impact future performance. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made. We undertake no obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this investor presentation includes presentations of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted G&A Expense for the Company and its segments, and Adjusted EPS for the Company, all of which are performance measures that are not recognized under GAAP, as well as free cash flow for the Company, which is a liquidity measure that is not recognized under GAAP. EBITDA is defined as net income (loss) before: (1) interest expense, net, (2) provision (benefit) for income taxes and, (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related costs, (2) transaction and integration costs, (3) settlement related costs, (4) cash settled equity, (5) stock-based compensation, (6) impairment of goodwill, (7) COVID-19 related costs, net of grant income, and (8) equity in net (income) loss of investee, net of tax. Adjusted EBITDA margin is calculated as Adjusted EBITDA, divided by service revenue, net. Adjusted G&A Expense is calculated as G&A expense before (as applicable): (1) restructuring and related costs, (2) transaction and integration costs, (3) settlement related costs and (4) stock-based compensation. Adjusted EPS is calculated as Adjusted Net Income divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Free cash flow is calculated as cash flow from operations less our applicable capital expenditures included in our purchase of property and equipment line in our Statements of Cash Flows. Reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. We do not provide an updated outlook for net income (loss) in this presentation on a basis consistent with GAAP or a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures on a forward-looking basis because we are unable to predict items contained in the GAAP financial measures without unreasonable efforts. Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. As a result, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP liquidity measure is included because it reflects an additional way of viewing our liquidity that, when viewed together with our GAAP results, provides management, investors, and other users of our financial information with a more complete understanding of factors and trends affecting our cash flows. Our use of the term free cash flow is not intended to imply, and no inference should be made, however, that the reported amounts are free to be used without restriction for discretionary expenditures, as our use of these funds may be restricted by the terms of our outstanding indebtedness, including our credit facility, and otherwise earmarked for other non-discretionary expenditures. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Company Overview

modivcare

National Tech-Enabled Platform with Market-Leading Solutions

modivcare — **Integrated Supportive Care**
Addressing the Social Determinants of Health (SDoH)

Transportation	Personal Care	Remote Monitoring
Removing barriers to accessing care	In-home assistance with activities of daily living	Connective engagement preserving independence
48 States National Reach	**7 States** Largest in Northeast	**48 States** Nationally Licensed
~32M Lives Managed	**~28M** Hours of Care	**~249K** Active Patients
~35M Trips	**~17K** Caregivers	**2.5M+** Interactions

Revenue **$2.8B** (1)

Adj. EBITDA **$186M** (1)


Company HQ
PCS, NEMT and RPM States
Key NEMT and RPM States
NEMT and RPM Presence

(1) Represents LTM 3//31/24.
Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.

Overview of Modivcare's Segments

	Non-Emergency Medical Transportation (NEMT)	Personal Care Services (PCS)	Remote Patient Monitoring (RPM)
Business Description	▪ Provides end-users of healthcare services access to care	▪ Non-medical home care for elderly and disabled individuals in need of assistance performing activities of daily living	▪ Health monitoring equipment and services for elderly and chronically ill individuals
% of Consolidated Revenue / Adj. EBITDA	***71%*** *LTM 2024 Q1 Revenue* ***58%*** *LTM 2024 Q1 Adj EBITDA*	***26%*** *LTM 2024 Q1 Revenue* ***30%*** *LTM 2024 Q1 Adj EBITDA*	***3%*** *LTM 2024 Q1 Revenue* ***12%*** *LTM 2024 Q1 Adj EBITDA*
Economic Model	▪ **Capitated Contracts (86% Segment):** Reoccurring base price per eligible life (Per Member Per Month or PMPM) ▪ **Fee-for-Services (14% Segment):** Fee-for-volume cost plus terms	▪ Reimbursement per billable service hour ▪ Average length of service 3-5 years	▪ Re-occurring monthly device fee and subscription fee ▪ Average length of service 3-5 years
Example Use Case	▪ Scheduled transportation for a patient from their home to a dialysis center and back home afterwards	▪ In-home daily assistance for an individual with a traumatic brain injury to progress towards successful inclusion in the community	▪ 24/7 monitoring and health data collection allowing an individual with chronic heart failure to maintain independence in the home
Customers	▪ State and Managed Medicaid ▪ Medicare Advantage	▪ State and Managed Medicaid ▪ Specialty Benefit Programs (i.e. Traumatic Brain Injury) ▪ Private Pay	▪ State and Managed Medicaid ▪ Medicare Advantage ▪ Private Pay

Non-Emergency Medical Transportation (NEMT)

modivcare

Non-Emergency Medical Transportation (NEMT)

Core Services

Multi-modal levels of service providing access to clinical care

- *Traditional Providers*
- *Wheelchair Accessible*
- *Mileage Reimbursement*
- *Public Transportation*
- *Rideshare*
- *ALS/BLS and Other*

NEMT Differentiators

Size and Scale *– Largest provider in the U.S.*

Deepest Transportation Network *– Strong relationships with third-party network of transportation providers, developed over several decades*

Deep History and Experience Underwriting *– Strong historical relationship with payors and domain expertise of contract underwriting*

Member Experience *– Best-in-class member experience through established transportation provider networks nationwide with 94% on-time performance*

Revenue Breakdown [(1)]



Medicare Advantage
16%
84%
Medicaid

By the Numbers [(1)]

$2.0B
Revenue

$131M
Adj. EBITDA

32M
Lives Managed

+7% to +8%
LT Targeted Revenue CAGR

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents LTM 3/31/24.

NEMT | Quarterly Performance

Financial Performance



Revenue ($mm)
Adj. EBITDA Margin
$469
$497
$486
$499
$479
8%
6%
7%
8%
6%
1Q23
2Q23
3Q23
4Q23
1Q24

Key Metrics



Trips (000s)
Gross Profit per Trip ($)
8,202
8,735
8,824
8,798
8,808
$7.54
$6.30
$6.56
$7.59
$6.32
1Q23
2Q23
3Q23
4Q23
1Q24

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.

NEMT | Operational Highlights

Omni-Channel Member Engagement

- Higher mix of digital reservations and ride support communications vs. reliance on traditional calls



Call to Trips Ratio
55%
52%
49%
42%
41%
1Q23
2Q23
3Q23
4Q23
1Q24

Multi-Modal Network

- Optimizing level of service through selection of the lowest cost, medically appropriate mode of transportation



Rideshare, Mileage Reimbursement & Public Transit, % of Trips
29%
32%
33%
34%
36%
1Q23
2Q23
3Q23
4Q23
1Q24

Digital Customer Integration

- 360 Member Profile to increase data capture and member digital experience



Digital Reservation, % of Trips
19%
23%
27%
28%
33%
1Q23
2Q23
3Q23
4Q23
1Q24

NEMT | Client Relationship Dynamics

Key Attributes

1 States & Local Government Agencies

Contract and Revenue Model
- Multi-year (3-5 years) both full risk and shared risk contracts
- Structured RFP process with general information released to the public
- Defined contract start and end dates results in easily trackable control pipeline
- Liquidated damages more prevalent and increasingly tied to diverse components
- Formal award process with scoring factored on various components

Key Objectives:
- Budget predictability
- Actuarial soundness

2 Managed Care Organizations

Contract and Revenue Model
- Typically evergreen contracts with cancellation notice periods on both sides
- Some contracts requiring RFPs with others based on traditional relationship sales process
- Flexible contract type given upfront challenges on membership data

Key Objectives:
- Value-driven / cost focused
- Quality membership experience

3 Healthcare Providers

Contract and Revenue Model
- Annually recurring revenue stream (self-renewing)
- Large upsell / expansion potential (e.g. administrative hospital departments, outpatient visits)
- Administrative fee + ride cost pass through

Key Objectives:
- Healthcare provider throughput & reduction in appointment no-shows
- Differentiated patient experience
- Utilization control and visibility
- Improved outcomes, especially for at-risk providers

Why We Win

- **National and Local Scale**: Largest NEMT provider managing 30+ million trips across 30 million member lives
- **Long-Tenured Relationships**: Driving multi-year retention rates with ~300+ contracts with States, MCOs and other providers
- **Extensive Partnership Network**: Proven experience in building networks, credentialling and CMS compliance with transportation providers across 48 states
- **Underwriting Expertise**: Managed risk on behalf of payors with full risk contracts, delivering cost-effective and outcome improving solutions by providing clear ROI with enabling access to care
- **Enterprise-Level Compliance & Safety**: Provides a vulnerable member population with peace of mind through the assurance of safe vehicles and credentialed drivers
- **Developed Technology Platform**: Platform leads NEMT with reach and breadth of capabilities

NEMT | Contract Mix

Structure

Fee-For-Service

- Fixed fee for each service performed, often a premium excess of unit cost
- Revenue model: Verified Paid Costs + Estimated Incurred Cost + Contractual Markup
- Gross margin is impacted by varying unit cost

Full Risk

- Fixed per member per month (“PMPM”) payments
- Revenue model: Membership X Contractual PMPM
- Gross margin is impacted by varying unit cost and utilization

Shared Risk

- Fees per member trued up based on utilization / unit cost corridors or a contractual fixed fee
- Revenue model: Membership X PMPM + Contractual True Up
- Gross margin has lowest variance due to contractual true-up

Performance

Revenue PMPM



$3.48
$4.15
$4.36
1Q23
4Q23
1Q24

Transportation Expense, % of Revenue



76.5%
73.2%
77.6%
1Q23
4Q23
1Q24

Revenue PMPM



$4.83
$4.55
$4.52
1Q23
4Q23
1Q24

Transportation Expense, % of Revenue



61.7%
67.5%
71.7%
1Q23
4Q23
1Q24

Revenue PMPM



$5.20
$5.60
$6.41
1Q23
4Q23
1Q24

Transportation Expense, % of Revenue



71.8%
73.3%
73.8%
1Q23
4Q23
1Q24

Revenue Mix (1)



Shared Risk
Full Risk
FFS
89%
13%
66%
10%
83%
12%
26%
45%
84%
13%
19%
52%
Pre-Covid
2022
LTM 3/31
11%
17%
16%
Medicare, % of Total

(1) Represents revenue by contract type as a percentage of total revenue.

NEMT | Illustrative Contract Structures


Revenue Mix
FFS
Full Risk
Shared Risk
1
3
4
Prepayment Revenue PMPM
Purchased Services
Payroll & Other
Gross Margin
1
2
3
4
Prepayment Revenue PMPM
Shared Risk True-Up
Net Revenue PMPM
Purchased Services
Payroll & Other
Gross Margin

Key Attributes

1. **Revenue PMPM –** Contractual prepaid per member fee to manage NEMT services
2. **Shared Risk True-Up –** True-up of contractual prepaid PMPM fee, if actual costs incurred deviate outside of predefined boundaries, typically as a result of varying utilization and transportation costs
3. **Purchased Services –** Direct transportation expenses driven by trip volumes, levels of service, or rate
4. **Payroll & Other –** Both call center expenses supporting reservations and trip assistance and transportation operations; optimized through automation and digitization

NEMT | 2024E Membership Outlook



33.7M
1.5M
(2.3M)
32.9M
(3.1M)
(0.6M)
29.1M
3.2M
(0.3M)
32.1M
1
2
3
1Q23
Net Client Growth
Redetermination
4Q23
Net Client Growth
Redetermination
1Q24
Net Client Growth
Redetermination
4Q24E

1. **4Q23** – Membership impacted in 2023 by first three quarters of redetermination, including +70% disenrollment due to procedural reasons, partially offset by new wins

2. **1Q24** – Membership primarily impacted by loss in Medicare Advantage and impact of redetermination; 80% through redetermination in top 5 states with full-risk exposure

3. **4Q24E** – Onboarding of new State and MCO contract wins, and minimal remaining redetermination exposure expected to regain membership losses in FY24

NEMT | Long-Term Membership Growth Outlook


4% - 5%
4
3% - 4%
(1%) – (2%)
3% - 4%
3
1
2
(2%) - (3%)
2024E Membership Growth
Existing Client Membership Growth
Expected Medicaid & Medicare Advantage Net New Wins
Attrition
LT Annual Membership Growth

1. **2024E Membership Growth** – Expected 2024 membership outlook driven by redetermination and a book of payor business shifting to a risk-bearing entity, partially offset by new business win onboarding throughout the year
2. **Existing Client Membership Growth** – Includes growth from existing customers, with 2%-3% Medicaid and 8%-9% Medicare Advantage (MA) growth
3. **Expected Medicaid & MA Net New Wins** – Outlook for new business and contract expansion based on RFP opportunities in active 24-month pipeline
4. **Attrition** – Reflects expected annual attrition based on historical renewal losses

Note: Outlook based on forward-looking management expectations, assumptions, and projections.

NEMT | Long-Term Margin Outlook



~7%
1
1% - 2%
2
1% - 2%
3
4
(1%) - (2%)
8% - 9%
2024E Adj. EBITDA Margin
Net Wins
Cost Initiatives
Utilization
LT Adj. EBITDA Margin Target

1. **Adj. EBITDA Margin** – 2024 Adj. EBITDA target margin impacted by redetermination and rising healthcare services utilization
2. **New Wins** – Represents net new wins, offset by competitive pricing pressures
3. **Cost Initiatives** – Go-forward expectations for annual savings from cost and business performance optimization activities
4. **Utilization** – Conservatively anticipate healthcare utilization to continue to rise with in-person treatments for growing chronic population

Note: Outlook based on forward-looking management expectations, assumptions, and projections.

NEMT | Expense Trends

1 Transportation Cost Per Paid Trip ($)



$33
$36
$41
$42
$42 - $43
2020
2021
2022
LTM 3/31/24
2025+

2 Transportation Cost Inflation



3% - 5%
Cost Initiatives
0% - 1%
Base Transportation Inflation
Lower Cost Trip Modalities
Eligibility and Scheduling Automation
G&A Optimization
2024-2025 Transportation Inflation

3 Payroll and Other Service Expense (% of Revenue)



14.1%
13.1%
12.5%
12.8%
8% - 9%
2020
2021
2022
LTM 3/31/24
2025+

1. **Transportation Costs Have Increased Since the Pandemic**
   Trip cost increase driven by higher miles per trip, fewer multi-load trips, increased cost overrides, and higher driver wages

2. **Transportation Cost Inflation to Moderate**
   Implementing strategy to consolidate and recruit the highest quality transportation providers and enable them to build to scale to optimize the cost structure; increase automated trip assignment to reduce the need for manual trip assignment

3. **Service Expense Payroll Improved Due to Cost Savings**
   Costs declined in Contact Centers due to lowering calls per gross trip with IVA/IVR initiatives, lowering intake, reservations, ride assist, facility and provider calls

Note(s): Outlook based on forward-looking management expectations, assumptions, and projections. Interactive Voice Response (IVR); Intelligent Virtual Agent (IVA).

Personal Care Services (PCS)

Personal Care Services (PCS)

Core Services

Non-medical personal care services improving **activities of daily living**

- *Meal Preparation*
- *Mobility Assistance*
- *Personal Hygiene*
- *Medication Adherence*
- *Assistance with Dressing*
- *Companionship*

PCS Differentiators

Scale and Density *– Leading provider in the Northeast*

Recruitment and Retention *– Industry leading retention*

Community-Based Experience *– Expertise scaling a localized culture, maximizing caregiver relationships*

Impacting Patient Outcomes *– Monitor changes in member condition and leverage caregiver/member relationship to close gaps in care*

Revenue Footprint [1]



CT
WV+FL
3%
MA
3%
7%
NY
NJ
18%
35%
35%
PA

By the Numbers [2]

$725M
Revenue

$69M
Adj. EBITDA

~28M
Hours of Care

+6% to +7%
LT Targeted Revenue CAGR

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents footprint as of 12/31/23.
(2) Represents LTM 3/31/24.

PCS | Quarterly Performance

Financial Performance



Revenue ($mm)
Adj. EBITDA Margin
$174
$180
$180
$181
$184
10%
13%
10%
9%
6%
1Q23
2Q23
3Q23
4Q23
1Q24

Key Metrics



Hours (000s)
Revenue per Hour ($)
6,824
6,933
6,995
7,074
6,965
$25.52
$26.01
$25.73
$25.61
$26.36
1Q23
2Q23
3Q23
4Q23
1Q24

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.

PCS | Operational Highlights

Centers of Excellence

- Scale and density as competitive advantage
- Streamlined core functions, including recruitment, referral management and quality assurance

Platform Digitization

- Expanded virtual processes
- Integrated digital workforce resources, including onboarding, training, and scheduling

Caregiver Experience

- +95% monthly caregiver retention
- +60% growth in quarterly applicants year-over-year

Remote Patient Monitoring (RPM)

modivcare

Remote Patient Monitoring (RPM)

Core Services

- *Personal Emergency Response Systems*
- *Vitals / Chronic Condition Monitoring*
- *Medication Management*
- *Health Plan Member Engagement (E3)*

RPM Differentiators

- ***Scale and Density*** *– 48 states with a diverse payor customer base*
- ***Device Agnostic*** *– Integrated with emerging / future technologies*
- ***Innovation Leader*** *– Utilize insights to push & pull member engagement*
- ***Comprehensive Offering*** *– Multiple outcome-centric solutions*

Revenue Breakdown (1)



Private Pay
19%
State Medicaid
33%
Managed Medicare
23%
Managed Medicaid
25%

By the Numbers (2)

$79M *Revenue*

$28M *Adj. EBITDA*

36% *Adj. EBITDA Margin*

+10% to 11% *LT Targeted Revenue CAGR*

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents LTM 12/31/23.
(2) Represents LTM 3/31/24; Adjusted EBITDA margin is calculated as Adjusted EBITDA, divided by Service Revenue, net.

RPM | Quarterly Performance

Financial Performance



Revenue ($mm)
Adj. EBITDA Margin
$19
$19
$20
$20
$20
35%
38%
36%
35%
31%
1Q23
2Q23
3Q23
4Q23
1Q24

Key Metrics



Avg. Monthly Members (000s)
Revenue PMPM ($)
235
240
247
253
249
$26.54
$26.68
$26.69
$26.67
$26.91
1Q23
2Q23
3Q23
4Q23
1Q24

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.

RPM | Operational Highlights

84

Net Promoter Score

- Achieved best-in-class NPS in 2023
- Vital for measuring how we're performing for our customers and impacting our clients' lives

Innovative Programs

- +30 innovative programs initiated with national and regional payers, integrating RPM and NEMT solutions
- +25% growth in Strategic Programs revenue in 2023 (PERS + Vitals +E3)

Health Engagement & Outcomes

- +40% gap closure rate in PERS + E3 programs
- +45% PMPM cost reduction for high-risk members

Credit Highlights

modivcare

Credit Highlights



1. Managing the Nation's Most Complex & Costly, Chronic Populations
2. Multiple Market Tailwinds Driving Long-Term Demand
3. Compelling Value Proposition to Payors Drives Consistent Growth
4. Highly Visible Near-term Growth Trajectory
5. Stable Funding and Reimbursement Environment
6. Operating Initiatives to Drive Enhanced Cash Flow
7. Strong Downside Protection via Significant Asset Value
8. Seasoned Operating Leaders

1 Managing the Nation's Most Complex & Costly, Chronic Populations

	Population / Market	Dynamics	Solutions
 Market	**90 Million** *U.S. Medicaid Lives*	Lack of Access to Complex, Chronic Populations	Hierarchical Condition Category (HCC) Coding
	65 Million *U.S. Medicare Lives*	Frequent Readmissions	Increased Quality Scores
Modivcare	**26%** *Medicaid Lives Managed* [1]	Manage Wide Range of Members, Low to High Risk	Monitor Risk to Avoid Unnecessary Hospitalizations
	9% *Medicare Lives Managed* [1]	In-Person and Digital Engagement	Improve Member Satisfaction

(1) As of Q1 2024.

2 Market Tailwinds Driving Long-Term Demand

Population Drivers

U.S. Population with Chronic Disease



72M
143M
100%
2020
2050

Healthcare Costs are 5x higher for an individual with a chronic illness

Growing Senior Population (% of Total Population)



17%
20%
25%
2020
2025E
2030E

Modivcare Enables Safe and Healthy Aging in the Home

90% *Preference for In-Home Care Among Seniors*

Healthcare Benefit Drivers

Medicaid and Medicare Rolls Expansion



Medicaid (incl. CHIP)
Medicare
83M
63M
89M
69M
93M
77M
2020
2025E
2030E

Growing HCBS Setting Among MLTSS



HCBS
Institutional
73%
27%
52%
48%
25%
75%
2000
2010
2020

Supplemental Benefit Growth (2021-2022)

20% *Transportation Benefit Growth*

38% *PERS Benefit Growth*

Sources: BLS, CDC, 2020 Census, KFF, Milliman.
Note: Children's Health Insurance Program (CHIP); Home and Community Based Services (HCBS); Managed Long-Term Services & Supports (MLTSS).

3 Compelling Value Proposition to Payors Drives Consistent Growth

Unique Customer Programs Delivered Value to Medicaid Partners

44%	$69	45%	32%
hospital admission reduction	PMPM savings in population living with diabetes	of members shifted from out of control blood pressure to controlled within 6 months	overall cost reduction

Improving Member Engagement & Health Outcomes

Unique Customer Programs Delivered Value to Medicare Advantage Partners

51%	$181	40%	36%
hospital admission reduction	PMPM cost reduction in SNP population	Increase in gap closure rates (vs. control)	identified an issue and referred to support

Improving Member Engagement & Health Outcomes

Note: Per-Member-Per-Month (PMPM); Special Needs Population (SNP).

④ Highly Visible Near-Term NEMT Growth Trajectory

(ACV in millions)

Wins & Onboarding

Q1 Wins	Q2 – Q4 Onboarding
$36	$126

2024 Pipeline

New Business & Expansion	Renewals
$198	$599

Q1 Wins – New and expansion contract wins closed in Q1, including multiple MCO and State contracts

Q2 – Q4 Onboarding – 2023 and 2024 contracts wins scheduled to implement between Q2 and Q4, including opportunities that expand MCO and state relationships

New Business & Expansion – Multiple State and MCO opportunities with an expected award date in 2024

Renewals – Legacy State contracts with scheduled RFP in Q2 – Q4 2024

5 Stable Funding and Reimbursement Environment


NEMT – Revenue per Trip
$54.38
3.8%
$56.47
2021
2023
PCS – Revenue by Hour
$23.39
10.0%
$25.72
2021
2023
RPM – Avg Revenue / Client
$29.86
1.8%
$30.41
2021
2023

Note: RPM Average Revenue / Client excludes Medicare Advantage.

6 Operating Initiatives to Drive Enhanced Cash Flow Profile

	Omni-Channel Member Engagement	Multi-Modal Network	Digital Customer Integration
Underlying Initiatives	Enhanced products including: ✓ App ✓ IVR ✓ Web ✓ Text	✓ Mass transit, Mileage reimbursement and Rideshare modes ✓ Trip Auto-Assignment ✓ Marketplace	✓ 360 Member Profile ✓ Eligibility Verification
Impact	Higher mix of digital reservations and ride support communications vs. reliance on traditional calls	Automation technology and AI powered trip assignment at scale, optimizing level of service	Real-time, automated eligibility verification, revenue cycle optimization, reducing decentralized processes
Cumulative Achieved Savings	**$9.4 million**	**$9.3 million**	**$0.2 million**
Target Total Savings	**$20 - $35 million**	**$8 - $10 million**	**$2 - $5 million**
% to Target Total Savings (1)	**~35%**	**~100%**	**~5%**

(1) Represents Cumulated Achieved Savings progress to midpoint of Target Total Savings.

7 Strong Downside Protection via Significant Asset Value

PCS

- Combined acquired enterprise value of ~$915M

RPM

- Combined acquired enterprise value of ~$390M

Matrix Investment

- 44% equity stake at zero cost basis

Sizable downside protection – debt 1.5x covered away from core NEMT business

8 Seasoned Operating Leaders



Arthur Andersen
ADES
fiserv. First Data

Heath Sampson
Chief Executive Officer



innovAge
Deloitte.

Barbara Gutierrez
Chief Financial Officer



DaVita. Kidney Care
accenture
BAIN & COMPANY

Anne Bailey
President, Modivcare Home



bioscrip Infusion Services
Tenet Health

Jody Kepler
Chief Compliance Officer



United Healthcare
Optum
TARGET

Jessica Kral
Chief Information Officer



Valet Living
citi
ADP

Enrique Toledo
Chief People Officer



higi
accenture

Jeff Bennett
Chief Strategy Officer



VRI
Willis Towers Watson

Seth Ravine
Chief Commercial Officer

Financial Overview

modivcare

Historical Financials

modivcare

Consolidated Financial Highlights

($ in millions, except per share)	1Q 2023	4Q 2023	1Q 2024	YoY (%)	QoQ (%)
Modivcare Consolidated					
Revenue	$662.3	$702.8	$684.5	3.3%	(2.6%)
Adjusted EBITDA	$50.2	$50.5	$32.1	(36.0%)	(36.4%)
Adjusted EPS	$1.42	$1.29	($0.09)	NM	NM
Net Income (Loss)	($4.0)	($5.3)	($22.3)	NM	NM
NEMT Segment					
Revenue	$469.5	$499.1	$479.3	2.1%	(4.0%)
Adjusted EBITDA	$35.3	$39.7	$27.1	(23.1%)	(31.7%)
Personal Care Segment					
Revenue	$174.1	$181.2	$183.6	5.4%	1.3%
Adjusted EBITDA	$17.1	$15.8	$11.3	(34.2%)	(28.7%)
RPM Segment					
Revenue	$18.7	$20.2	$20.1	7.4%	(0.7%)
Adjusted EBITDA	$6.5	$7.2	$6.3	(2.7%)	(12.0%)
Corporate Segment					
Revenue	-	$2.4	$1.5	NM	(37.3%)
Adjusted EBITDA	($8.6)	($12.2)	($12.6)	NM	NM

Commentary

- Consolidated revenue increased 3.3% YoY driven primarily by:
  - Higher trip volumes in NEMT driving growth in shared risk contract revenues
  - Uptick in PCS and RPM driven by strong referral supply
- Consolidated revenue decreased 2.6% QoQ driven primarily by:
  - 1Q24 contract attrition and reduced revenue from full risk contracts as a result of Medicaid redetermination, as well as rising post-COVID healthcare utilization
- 1Q24 Adj. EBITDA in-line with guidance of $28M to $33M
- Consolidated Adjusted EBITDA fell 36.0% YoY driven primarily by:
  - Contract attrition and expected earnings declines in our full risk contracts from redetermination and rising trip volumes and costs
- PCS segment was impacted by increased caregiver wages and centralized operating costs that exceeded reimbursement increases and cost synergies
- Corporate cost increases are primarily attributable to investments in growth and innovation

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.

NEMT | Financial Highlights

($ in millions, except per share)	1Q 2023	4Q 2023	1Q 2024	YoY (%)	QoQ (%)
Service Revenue, net	**$469.5**	**$499.1**	**$479.3**	**2.1%**	**(4.0%)**
Service Expense, Purchased Services	344.4	371.6	362.9	5.4%	(2.3%)
Service Expense, Payroll and Other	63.3	60.6	60.8	(4.0%)	0.3%
Total Service Expense	$407.7	$432.2	$423.7	3.9%	(2.0%)
Gross Profit	**$61.8**	**$66.9**	**$55.6**	**(9.9%)**	**(16.8%)**
Gross Profit Margin %	*13.2%*	*13.4%*	*11.6%*	*(155 bps)*	*(179 bps)*
Adjusted G&A	$26.5	$27.2	$28.5	7.7%	5.1%
Adj. G&A % of Revenue	*5.6%*	*5.4%*	*6.0%*	*31 bps*	*51 bps*
Adjusted EBITDA	**$35.3**	**$39.7**	**$27.1**	**(23.1%)**	**(31.7%)**
Adj. EBITDA Margin %	*7.5%*	*8.0%*	*5.7%*	*(186 bps)*	*(230 bps)*
Operating Metrics					
Total Paid Trips	8,202	8,798	8,808	7.4%	0.1%
Members [(1)]	33,704	32,914	29,071	(13.7%)	(11.7%)
Utilization [(2)]	8.1%	8.9%	10.1%	*199 bps*	*119 bps*
Revenue per Member per Month	$4.64	$5.05	$5.50	18.4%	8.7%
Revenue per Trip	$57.24	$56.72	$54.42	(4.9%)	(4.1%)
Purchased Services per Trip	$41.99	$42.24	$41.20	(1.9%)	(2.4%)
Payroll and Other per Trip	$7.71	$6.89	$6.90	(10.6%)	0.2%
Total Service Expense per Trip	$49.70	$49.13	$48.10	(3.2%)	(2.1%)

Commentary

- NEMT Service Revenue increased 2.1% YoY driven by:
  - Higher trip volumes in shared risk contracts due to post-COVID healthcare normalization, along with contributions from contract settlements and repricing
  - Increased revenue per member mainly from high proportion of shared risk contracts
  - Partially offset by Medicaid and Medicare Advantage customer attrition, as well as Medicaid redetermination
- NEMT Service Revenue decreased by 4.0% QoQ driven by Medicaid redetermination and 1Q24 contract attrition
- Purchased Services (transportation) and Payroll & Other per trip metrics demonstrate ongoing improvements from cost optimization efforts
- Adj. EBITDA and Gross Margin declined YoY and sequentially primarily due to contract attrition and reduced revenue from full risk contracts
- Onboarding of 2023 new sales wins is spread through 2024 start, disproportionately impacting Q1 gross profit
- Medicaid redetermination tracking slightly better than original expectations through 1Q24

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents average monthly members in thousands.
(2) Represents average monthly utilization.

PCS | Financial Highlights

($ in millions, except per share)	1Q 2023	4Q 2023	1Q 2024	YoY (%)	QoQ (%)
Service Revenue, net	**$174.1**	**$181.2**	**$183.6**	**5.4%**	**1.3%**
Service Expense	$136.1	$144.3	$149.4	9.8%	3.6%
Gross Profit	**$38.0**	**$36.9**	**$34.1**	**(10.3%)**	**(7.5%)**
Gross Profit Margin %	*21.8%*	*20.4%*	*18.6%*	*(325 bps)*	*(177 bps)*
Adjusted G&A	$22.4	$21.5	$22.9	2.1%	6.4%
Adj. G&A % of Revenue	*12.9%*	*11.9%*	*12.5%*	*(40 bps)*	*60 bps*
Adjusted EBITDA	**$17.1**	**$15.8**	**$11.3**	**(34.2%)**	**(28.7%)**
Adj. EBITDA Margin %	*9.8%*	*8.7%*	*6.1%*	*(369 bps)*	*(258 bps)*
Operating Metrics					
Total Hours [(1)]	6,824	7,074	6,965	2.1%	(1.5%)
Revenue per Hour	$25.52	$25.61	$26.36	3.3%	2.9%
Service Expense per Hour	$19.94	$20.40	$21.46	7.6%	5.2%

Commentary

- 1Q24 Service Revenue increased 5.4% YoY driven by 2.1% hours growth and 3.3% growth in revenue per hour
- Gross Margin contracted YoY and sequentially due to higher wages in certain markets, as well as seasonal impact from payroll taxes
- Adj. EBITDA margin contracted YoY and sequentially due to rising wages in key markets and the phasing out of ARPA funds further diminishing Adj. EBITDA
- Expect wage growth to moderate and operating efficiencies will drive leverage in Service Expense and G&A

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents total hours in thousands.

RPM | Financial Highlights

($ in millions, except per share)	1Q 2023	4Q 2023	1Q 2024	YoY (%)	QoQ (%)
Service Revenue, net	**$18.7**	**$20.2**	**$20.1**	**7.4%**	**(0.7%)**
Service Expense	$6.5	$6.9	$8.4	28.9%	21.3%
Gross Profit	**$12.2**	**$13.3**	**$11.7**	**(4.0%)**	**(12.0%)**
Gross Profit Margin %	*65.3%*	*65.9%*	*58.4%*	*(692 bps)*	*(753 bps)*
Adjusted G&A	$5.7	$6.2	$5.4	(5.4%)	(12.1%)
Adj. G&A % of Revenue	*30.7%*	*30.5%*	*27.0%*	*(365 bps)*	*(349 bps)*
Adjusted EBITDA	**$6.5**	**$7.2**	**$6.3**	**(2.7%)**	**(12.0%)**
Adj. EBITDA Margin %	*34.7%*	*35.4%*	*31.4%*	*(327 bps)*	*(404 bps)*
Operating Metrics					
Members [(1)]	235	253	249	6.0%	(1.6%)
Revenue per Member per Month	$26.54	$26.67	$26.91	1.4%	0.9%
Service Expense per Member per Month	$9.21	$9.09	$11.20	21.6%	23.2%

Commentary

- 1Q24 revenue increased 7% YoY driven by 6% member growth and 1% reimbursement growth
- Gross margin decreased YoY and sequentially due to higher, seasonal churn in MA business
- Adj. EBITDA margin decreased YoY and sequentially primarily attributable to higher Service Expense
- Multiple new contract wins expected to onboard in 2024, including continued growth in Vitals and E3 innovation opportunities with MCO partners

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents average monthly members in thousands.

FY 2024 | Guidance

($ in millions)

Consolidated Metrics	1Q 2024A	1Q 2024G [1]	Variance	FY 2024
Revenue	$684.5	$675.0	$9.5	$2,700 – $2,900
Adjusted EBITDA	$32.1	$30.5	$1.6	$190 – $210

Note: 2024 outlook excludes impact of M&A.
(1) Represents 1Q24 guidance midpoint.

FY 2024 | Consolidated Adj. EBITDA Drivers

1Q 2024



$51
($5)
($4)
($4)
$1
($6)
($1)
$32
4Q23 Adj. EBITDA
Redetermination
Contract / Utilization Mix (1)
Business Development (2)
Cost Savings (3)
Home Growth
Innovation / G&A
1Q24 Adj. EBTIDA

LTM 1Q24 – FY 2024E



$186
($21) – ($25)
($14) – ($18)
$6 – $10
$33 – $37
$11 – $15
($1) – ($3)
$190 – $210
LTM 1Q24 Adj. EBITDA
Redetermination
Contract / Utilization Mix (1)
Business Development (2)
Cost Savings (3)
Home Growth
Innovation / G&A
FY 2024E Adj. EBITDA

(1) *Includes impact of membership and trip volume mix in various contract structures in NEMT segment.*
(2) *Includes impact of net new wins and losses, contract settlements and repricing in NEMT segment.*
(3) *Includes NEMT service expense savings, net of digital interaction cost and investments.*

FY 2024 | Unlevered Free Cash Flow Outlook


($ in millions)
$190 - $210
($30) - ($40)
($20) - ($30)
($10) - ($20)
$100 - $150
2024E Adj. EBITDA
Capex
Working Capital
Tech / Restructuring Investment
2024 Unlevered FCF Target

Note: Outlook based on forward-looking management expectations, assumptions, and projections.

NWC to Transition to Source of Cash

Contract Accounts Receivable and Payable

($ in millions)


$72
$194
$144
$118
$135
$74
2022
2023
2024E
Contract Receivables
Contract Payables

Contract Payables / Receivables

- Contract Payables primarily represent overpayments and liability reserves on certain risk corridor, profit rebate and reconciliation contracts
  - Payables build when transportation utilization and costs decline below minimum thresholds
- Contract Receivables primarily represent underpayments and receivables on certain contracts with reconciliation and risk corridor provisions
  - Receivables build when transportation utilizations and costs increase above maximum thresholds
- Shared-risk contract structures reduce income statement impact from changes in costs

Trend of Contract Payables / Receivables

- Contract Payables built on the balance sheet due to low utilization during the COVID environment substantially resolved in 2022 and 2023, which had negative impact on cash flow while reducing liability on balance sheet
- Normalized utilization environment in 2023 creating less of a Payable in Full Risk contracts
- Contract Receivables have begun to build due to elevated utilization in Shared Risk contracts and higher proportion of Shared Risk contracts

Note: Outlook based on forward-looking management expectations, assumptions, and projections.

Current Capitalization

1Q 2024 | Capital Structure

($ in millions)	3/31/2024
Cash & Cash Equivalents	$10
Revolving Credit Facility due 2027 ($325)	121
5.875% Senior Unsecured Notes due 2025	500
5.000% Senior Unsecured Notes due 2029	500
Total Debt	**$1,121**
Total Net Debt	**$1,111**
Consolidated Pro Forma LTM Adj. EBITDA [(1)]	**$225**
Total Leverage	**5.0x**
Net Leverage	**4.9x**
Cash Flow Metrics	
Net Cash Provided by (used in) Operating Activities	$9.6
Purchase of Property and Equipment	($7.9)
Contract Payables & Receivables	
Change in Contract Payables	$10.9
Change in Contract Receivables	$10.3

Commentary

- 1Q24 free cash flow was $1.7 million[(2)] driven by net cash provided by operating activities of $9.6 million less capital expenditures of $7.9 million
- Borrowed $7.2 million on $325 million revolving credit facility resulting in a balance of $121 million as of March 31, 2024
- Contract payables increased by $10.9 million and contract receivables increased by $10.3 million leading to a net receivable position of $26m as of March 31, 2024

(1) Consolidated LTM Adj. EBITDA of $186.3 million plus pro forma cost savings, net of future investments of $39.0 million.
(2) Free cash flow, a non-GAAP financial measure, is calculated as cash flow from operations less our capital expenditures during the period of $7.9 million that is included in our purchase of property and equipment line in our Statements of Cash Flows.

Appendix

modivcare

Supplemental Data

modivcare

NEMT | Key Statistical and Financial Data

NEMT Segment	Quarterly Results - 2021 Q1	Quarterly Results - 2021 Q2	Quarterly Results - 2021 Q3	Quarterly Results - 2021 Q4	Year ended 2021	Quarterly Results - 2022 Q1	Quarterly Results - 2022 Q2	Quarterly Results - 2022 Q3	Quarterly Results - 2022 Q4	Year ended 2022	Quarterly Results - 2023 Q1	Quarterly Results - 2023 Q2	Quarterly Results - 2023 Q3	Quarterly Results - 2023 Q4	Year ended 2023	Quarterly Results - 2024 Q1
Service revenue, net	343,416	364,760	372,992	402,528	1,483,696	400,920	448,733	459,796	458,993	1,768,442	469,463	496,975	485,951	499,058	1,951,447	479,306
Purchased services expense	223,294	245,015	256,750	266,443	991,502	277,947	317,213	340,138	331,708	1,267,006	344,420	377,192	363,594	371,590	1,456,796	362,900
Payroll and other expense	49,122	47,641	47,648	50,272	194,683	54,149	56,511	54,843	54,938	220,441	63,266	64,705	64,427	60,596	252,994	60,757
Service expense	272,416	292,656	304,398	316,715	1,186,185	332,096	373,724	394,981	386,646	1,487,447	407,686	441,897	428,021	432,186	1,709,790	423,657
Gross profit	71,000	72,104	68,594	85,813	297,511	68,824	75,009	64,815	72,347	280,995	61,777	55,078	57,930	66,872	241,657	55,649
Gross margin	20.7%	19.8%	18.4%	21.3%	20.1%	17.2%	16.7%	14.1%	15.8%	15.9%	13.2%	11.1%	11.9%	13.4%	12.4%	11.6%
G&A expense	27,987	28,099	29,875	46,532	132,493	37,333	33,588	31,815	44,199	146,935	33,875	28,337	25,433	27,710	115,355	31,820
G&A expense adjustments:																
Restructuring and related costs	3,494	4,044	2,521	9,550	19,609	5,605	4,852	902	13,869	25,228	7,099	2,055	2,711	658	12,523	3,239
Transaction and integration costs	(37)	247	376	(19)	567	-	-	6	4,219	4,225	-	-	101	(101)	-	52
Settlement related costs	-	-	-	-	-	-	-	5,500	-	5,500	275	-	(25)	-	250	-
Adjusted G&A expense	24,530	23,808	26,978	37,001	112,317	31,728	28,736	25,407	26,111	111,982	26,501	26,282	22,646	27,153	102,582	28,529
Adjusted G&A expense % of revenue	7.1%	6.5%	7.2%	9.2%	7.6%	7.9%	6.4%	5.5%	5.7%	6.3%	5.6%	5.3%	4.7%	5.4%	5.3%	6.0%
Net income	26,297	27,050	24,267	28,027	105,641	17,746	24,466	19,151	17,204	78,567	16,171	14,789	18,831	23,557	73,348	12,168
Net income margin	7.7%	7.4%	6.5%	7.0%	7.1%	4.4%	5.5%	4.2%	3.7%	4.4%	3.4%	3.0%	3.9%	4.7%	3.8%	2.5%
Provision for income taxes	9,404	10,019	6,956	3,940	30,319	6,575	9,563	6,978	3,739	26,855	5,618	5,402	6,994	8,588	26,602	4,274
Depreciation and amortization	7,312	6,936	7,496	7,314	29,058	7,105	7,392	7,079	7,133	28,709	6,766	6,739	6,814	7,090	27,409	7,359
EBITDA	43,013	44,005	38,719	39,281	165,018	31,426	41,421	33,208	28,076	134,131	28,555	26,930	32,639	39,235	127,359	23,801
Restructuring and related costs	3,494	4,044	2,521	9,550	19,609	5,605	4,852	902	13,869	25,228	7,099	2,055	2,711	658	12,523	3,239
Transaction and integration costs	(37)	247	376	(19)	567	-	-	6	4,219	4,225	-	-	101	(101)	-	52
Settlement related costs	-	-	-	-	-	-	-	5,500	-	5,500	275	-	(25)	-	250	-
COVID-19 related costs, net of grant income	339	114	165	101	719	122	34	(51)	24	129	-	-	-	-	-	-
Equity in net (income) loss of investee	-	-	-	-	-	65	-	(208)	72	(71)	(653)	(189)	(142)	(73)	(1,057)	28
Adjusted EBITDA	46,809	48,410	41,781	48,913	185,913	37,218	46,307	39,357	46,260	169,142	35,276	28,796	35,284	39,719	139,075	27,120
Adjusted EBITDA margin	13.6%	13.3%	11.2%	12.2%	12.5%	9.3%	10.3%	8.6%	10.1%	9.6%	7.5%	5.8%	7.3%	8.0%	7.1%	5.7%
Total paid trips	6,619	6,657	6,928	7,078	27,282	7,111	7,831	8,045	7,807	30,795	8,202	8,735	8,824	8,798	34,559	8,808
Average monthly members	30,447	29,756	29,387	30,032	29,906	32,176	33,792	36,026	34,819	34,203	33,704	34,312	33,660	32,914	33,648	29,071
Revenue per member per month	$ 3.76	$ 4.09	$ 4.23	$ 4.47	$ 4.13	$ 4.15	$ 4.43	$ 4.25	$ 4.39	$ 4.31	$ 4.64	$ 4.83	$ 4.81	$ 5.05	$ 4.83	$ 5.50
Revenue per trip	$ 51.88	$ 54.79	$ 53.84	$ 56.87	$ 54.38	$ 56.38	$ 57.30	$ 57.15	$ 58.79	$ 57.43	$ 57.24	$ 56.89	$ 55.07	$ 56.72	$ 56.47	$ 54.42
Monthly utilization	7.2%	7.5%	7.9%	7.9%	7.6%	7.4%	7.7%	7.4%	7.5%	7.5%	8.1%	8.5%	8.7%	8.9%	8.6%	10.1%
Purchased services per trip	$ 33.74	$ 36.81	$ 37.06	$ 37.64	$ 36.34	$ 39.09	$ 40.51	$ 42.28	$ 42.49	$ 41.14	$ 41.99	$ 43.18	$ 41.21	$ 42.24	$ 42.15	$ 41.20
Payroll and other per trip	$ 7.42	$ 7.16	$ 6.88	$ 7.10	$ 7.14	$ 7.61	$ 7.22	$ 6.82	$ 7.04	$ 7.16	$ 7.71	$ 7.41	$ 7.30	$ 6.89	$ 7.32	$ 6.90
Total cost per trip	$ 41.16	$ 43.97	$ 43.94	$ 44.74	$ 43.48	$ 46.70	$ 47.73	$ 49.10	$ 49.53	$ 48.30	$ 49.70	$ 50.59	$ 48.51	$ 49.13	$ 49.47	$ 48.10

PCS | Key Statistical and Financial Data

PCS Segment	Quarterly Results - 2021 Q1	Quarterly Results - 2021 Q2	Quarterly Results - 2021 Q3	Quarterly Results - 2021 Q4	Year ended 2021	Quarterly Results - 2022 Q1	Quarterly Results - 2022 Q2	Quarterly Results - 2022 Q3	Quarterly Results - 2022 Q4	Year ended 2022	Quarterly Results - 2023 Q1	Quarterly Results - 2023 Q2	Quarterly Results - 2023 Q3	Quarterly Results - 2023 Q4	Year ended 2023	Quarterly Results - 2024 Q1
Service revenue, net	110,194	109,688	118,503	157,194	495,579	159,698	162,737	169,226	176,013	667,674	174,131	180,325	179,979	181,180	715,615	183,568
Service expense	87,917	86,909	94,107	123,575	392,508	122,232	124,445	132,746	140,642	520,065	136,090	138,468	143,078	144,283	561,919	149,438
Gross profit	22,277	22,779	24,396	33,619	103,071	37,466	38,292	36,480	35,371	147,609	38,041	41,857	36,901	36,897	153,696	34,130
Gross margin	20.2%	20.8%	20.6%	21.4%	20.8%	23.5%	23.5%	21.6%	20.1%	22.1%	21.8%	23.2%	20.5%	20.4%	21.5%	18.6%
G&A expense	15,029	14,775	15,802	25,098	70,704	23,133	23,346	22,057	22,829	91,365	22,663	20,565	20,252	23,287	86,767	24,432
G&A expense adjustments:																
Restructuring and related costs	-	-	-	304	304	181	-	582	(6)	757	-	-	-	-	-	127
Transaction and integration costs	1,045	1,245	1,177	3,463	6,930	1,273	2,830	2,231	1,216	7,550	277	173	431	1,807	2,688	1,446
Stock-based compensation	-	76	-	(58)	18	17	173	-	-	190	-	-	-	-	-	-
Adjusted G&A expense	13,984	13,454	14,625	21,389	63,452	21,662	20,343	19,244	21,619	82,868	22,386	20,392	19,821	21,480	84,079	22,859
Adjusted G&A expense % of revenue	12.7%	12.3%	12.3%	13.6%	12.8%	13.6%	12.5%	11.4%	12.3%	12.4%	12.9%	11.3%	11.0%	11.9%	11.7%	12.5%
Net income (loss)	3,531	3,054	2,844	1,468	10,897	1,656	4,123	1,632	2,349	9,760	2,825	(129,372)	3,142	1,235	(122,170)	(2,274)
Net income (loss) margin	3.2%	2.8%	2.4%	0.9%	2.2%	1.0%	2.5%	1.0%	1.3%	1.5%	1.6%	-71.7%	1.7%	0.7%	-17.1%	-1.2%
Provision for income taxes	1,438	918	838	(42)	3,152	640	1,601	661	(92)	2,810	1,149	3,095	1,208	(49)	5,403	(823)
Depreciation and amortization	4,927	4,884	4,912	9,036	23,759	12,505	12,552	12,919	13,049	51,025	12,868	12,872	12,850	12,812	51,402	12,795
EBITDA	9,896	8,856	8,594	10,462	37,808	14,801	18,276	15,212	15,306	63,595	16,842	(113,405)	17,200	13,998	(65,365)	9,698
Restructuring and related costs	-	-	-	304	304	181	-	582	(6)	757	-	-	-	-	-	127
Transaction and integration costs	1,045	1,245	1,177	3,463	6,930	1,273	2,830	2,231	1,216	7,550	277	173	431	1,807	2,688	1,446
Stock-based compensation	-	76	-	(58)	18	17	173	-	-	190	-	-	-	-	-	-
Impairment of goodwill	-	-	-	-	-	-	-	-	-	-	-	137,331	-	-	137,331	-
COVID-19 related costs, net of grant income	(1,852)	(248)	229	(1,340)	(3,211)	349	(3,378)	659	43	(2,327)	-	-	-	-	-	-
Adjusted EBITDA	9,089	9,929	10,000	12,831	41,849	16,621	17,901	18,684	16,559	69,765	17,119	24,099	17,631	15,805	74,654	11,271
Adjusted EBITDA margin	8.2%	9.1%	8.4%	8.2%	8.4%	10.4%	11.0%	11.0%	9.4%	10.4%	9.8%	13.4%	9.8%	8.7%	10.4%	6.1%
Total hours	4,627	4,629	5,075	6,857	21,188	6,535	6,705	6,836	6,842	26,918	6,824	6,933	6,995	7,074	27,826	6,965
Revenue per hour	$ 23.82	$ 23.70	$ 23.35	$ 22.92	$ 23.39	$ 24.44	$ 24.27	$ 24.76	$ 25.73	$ 24.80	$ 25.52	$ 26.01	$ 25.73	$ 25.61	$ 25.72	$ 26.36
Service expense per hour	$ 19.00	$ 18.77	$ 18.54	$ 18.02	$ 18.53	$ 18.70	$ 18.56	$ 19.42	$ 20.56	$ 19.32	$ 19.94	$ 19.97	$ 20.45	$ 20.40	$ 20.19	$ 21.46

RPM | Key Statistical and Financial Data

RPM Segment	Quarterly Results - 2022 Q1	Q2	Q3	Q4	Year ended 2022	Quarterly Results - 2023 Q1	Q2	Q3	Q4	Year ended 2023	Quarterly Results - 2024 Q1
Service revenue, net	13,857	16,745	18,760	18,915	68,277	18,712	19,211	19,779	20,239	77,941	20,102
Service expense	4,987	6,061	6,836	6,678	24,562	6,490	6,705	6,934	6,896	27,025	8,363
Gross profit	8,870	10,684	11,924	12,237	43,715	12,222	12,506	12,845	13,343	50,916	11,739
Gross margin	64.0%	63.8%	63.6%	64.7%	64.0%	65.3%	65.1%	64.9%	65.9%	65.3%	58.4%
G&A expense	4,962	6,742	5,816	5,636	23,156	5,769	5,327	5,685	6,190	22,971	5,440
G&A expense adjustments:											
Restructuring and related costs	24	-	39	-	63	-	-	-	-	-	10
Transaction and integration costs	647	1,635	471	174	2,927	32	16	22	16	86	-
Stock-based compensation	29	57	-	-	86	-	-	-	-	-	-
Adjusted G&A expense	4,262	5,050	5,306	5,462	20,080	5,737	5,311	5,663	6,174	22,885	5,430
Adjusted G&A expense % of revenue	30.8%	30.2%	28.3%	28.9%	29.4%	30.7%	27.6%	28.6%	30.5%	29.4%	27.0%
Net income (loss)	(162)	(475)	462	672	497	429	(44,965)	707	10	(43,819)	(308)
Net income (loss) margin	-1.2%	-2.8%	2.5%	3.6%	0.7%	2.3%	-234.1%	3.6%	0.0%	-56.2%	-1.5%
Provision for income taxes	(58)	(189)	179	276	208	170	316	279	694	1,459	(67)
Depreciation and amortization	4,128	4,606	5,467	5,653	19,854	5,854	6,059	6,174	6,449	24,536	6,674
EBITDA	3,908	3,942	6,108	6,601	20,559	6,453	(38,590)	7,160	7,153	(17,824)	6,299
Restructuring and related costs	24	-	39	-	63	-	-	-	-	-	10
Transaction and integration costs	647	1,635	471	174	2,927	32	16	22	16	86	-
Stock-based compensation	29	57	-	-	86	-	-	-	-	-	-
Impairment of goodwill	-	-	-	-	-	-	45,769	-	-	45,769	-
Adjusted EBITDA	4,608	5,634	6,618	6,775	23,635	6,485	7,195	7,182	7,169	28,031	6,309
Adjusted EBITDA margin	33.3%	33.6%	35.3%	35.8%	34.6%	34.7%	37.5%	36.3%	35.4%	36.0%	31.4%
Average monthly members	169	203	230	236	210	235	240	247	253	244	249
Revenue per member per month	$ 27.33	$ 27.50	$ 27.19	$ 26.72	$ 27.09	$ 26.54	$ 26.68	$ 26.69	$ 26.67	$ 26.62	$ 26.91

N/M - Not Meaningful. The RPM Segment was established with the acquisition of VRI on September 22, 2021 and as such, these figures are not meaningful for comparative purposes.

Corporate and Other | Key Statistical and Financial Data

Corporate and Other Segment	Quarterly Results - 2021				Year ended	Quarterly Results - 2022				Year ended	Quarterly Results - 2023				Year ended	Quarterly Results - 2024
	Q1	Q2	Q3	Q4	2021	Q1	Q2	Q3	Q4	2022	Q1	Q2	Q3	Q4	2023	Q1
G&A expense	11,909	13,591	22,312	14,874	62,686	11,380	15,735	16,201	17,399	60,715	17,406	25,011	18,772	18,282	79,471	15,485
G&A expense adjustments:																
Restructuring and related costs	206	557	717	200	1,680	31	354	565	-	950	7,346	8,055	6,205	2,575	24,181	1,729
Transaction and integration costs	2,670	1,974	9,739	2,987	17,370	1,791	3,237	2,191	2,050	9,269	564	665	605	74	1,908	45
Settlement related costs	-	-	-	-	-	-	-	500	3,564	4,064	-	7,209	1,474	1,194	9,877	-
Cash settled equity	2,093	4,452	2,600	20	9,165	(13)	20	82	19	108	-	-	-	-	-	-
Stock-based compensation	1,149	1,340	1,218	1,068	4,775	1,420	2,440	1	1,823	5,684	848	947	1,690	2,016	5,501	1,781
Adjusted G&A expense	5,791	5,268	8,038	10,599	29,696	8,151	9,684	12,862	9,943	40,640	8,648	8,135	8,798	12,423	38,004	11,930
Adjusted G&A expense % of consolidated revenue	1.3%	1.1%	1.6%	1.8%	1.5%	1.4%	1.5%	2.0%	1.5%	1.6%	1.3%	1.2%	1.3%	1.8%	1.4%	1.7%

Non-GAAP Reconciliations

Non-GAAP Reconciliation

Reconciliation of Adjusted EBITDA of Modivcare

(Dollars in thousands)	FY 2021	FY2022	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	LTM 3/31
Net income (loss)	($6,585)	($31,806)	($3,962)	($190,944)	($4,302)	($5,252)	($204,460)	($22,300)	($222,798)
Income tax provision (benefit)	8,617	(3,035)	(1,873)	(830)	(1,659)	43	(4,319)	(543)	($2,989)
Interest expense, net	49,081	61,961	15,958	16,967	17,844	18,351	69,120	18,686	$71,848
Depreciation and amortization	56,998	100,415	25,693	25,909	26,077	26,592	104,271	27,103	105,681
Reported EBITDA	$108,111	$127,535	$35,816	($148,898)	$37,960	$39,734	($35,388)	$22,946	($48,258)
1 Stock-based compensation	4,793	5,960	848	947	1,690	2,016	5,501	1,781	6,434
2 Cash settled equity	9,165	108	-	-	-	-	-	-	-
3 Equity in net (income) loss of investees	38,250	29,964	(2,025)	(956)	160	2,534	(287)	762	2,500
4 Restructuring and related charges	21,593	26,998	14,445	10,110	8,916	3,233	36,704	5,105	27,364
5 Transaction and integration costs	25,588	23,971	873	854	1,159	1,796	4,682	1,543	5,352
6 Settlement related costs	-	9,564	275	7,209	1,449	1,194	10,127	-	9,852
7 COVID-19 related costs	(2,492)	(2,198)	-	-	-	-	-	-	-
8 Impairment of goodwill	-	-	-	183,100	-	-	183,100	-	183,100
Total adjustments	96,897	94,367	14,416	201,264	13,374	10,773	239,827	9,191	234,602
Adj. EBITDA	$205,008	$221,902	$50,232	$52,366	$51,334	$50,507	$204,439	$32,137	$186,344
Pro forma cost savings, net of future investments									$38,967
Pro Forma Adj. EBITDA									$225,311

Non-GAAP Reconciliation | 1Q24, 4Q23, 1Q23

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended March 31, 2024				
	NEMT	PCS	RPM	Corporate and Other	Total
Service revenue, net	$ 479,306	$ 183,568	$ 20,102	$ 1,475	$ 684,451
Operating expenses:					
Service expense	423,657	149,438	8,363	2,108	583,566
General and administrative expense	31,820	24,432	5,440	15,485	77,177
Depreciation and amortization	7,359	12,795	6,674	275	27,103
Total operating expenses	462,836	186,665	20,477	17,868	687,846
Operating income (loss)	16,470	(3,097)	(375)	(16,393)	(3,395)
Interest expense, net	—	—	—	18,686	18,686
Income (loss) before income taxes and equity method investment	16,470	(3,097)	(375)	(35,079)	(22,081)
Income tax benefit (provision)	(4,274)	823	67	3,927	543
Equity in net loss of investee, net of tax	(28)	—	—	(734)	(762)
Net income (loss)	12,168	(2,274)	(308)	(31,886)	(22,300)
Interest expense, net	—	—	—	18,686	18,686
Income tax provision (benefit)	4,274	(823)	(67)	(3,927)	(543)
Depreciation and amortization	7,359	12,795	6,674	275	27,103
EBITDA	23,801	9,698	6,299	(16,852)	22,946
Restructuring and related costs[1]	3,239	127	10	1,729	5,105
Transaction and integration costs	52	1,446	—	45	1,543
Stock-based compensation	—	—	—	1,781	1,781
Equity in net loss of investee, net of tax	28	—	—	734	762
Adjusted EBITDA	$ 27,120	$ 11,271	$ 6,309	$ (12,563)	$ 32,137

(1) Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended December 31, 2023				
	NEMT	PCS	RPM	Corporate and Other	Total
Service revenue, net	$ 499,058	$ 181,180	$ 20,239	$ 2,355	$ 702,832
Grant income	—	388	—	—	388
Operating expenses:					
Service expense	432,186	144,283	6,896	2,118	585,483
General and administrative expense	27,710	23,287	6,190	18,282	75,469
Depreciation and amortization	7,090	12,812	6,449	241	26,592
Total operating expenses	466,986	180,382	19,535	20,641	687,544
Operating income (loss)	32,072	1,186	704	(18,286)	15,676
Interest expense, net	—	—	—	18,351	18,351
Income (loss) before income taxes and equity method investment	32,072	1,186	704	(36,637)	(2,675)
Income tax benefit (provision)	(8,588)	49	(694)	9,190	(43)
Equity in net income (loss) of investee, net of tax	73	—	—	(2,607)	(2,534)
Net Income (loss)	23,557	1,235	10	(30,054)	(5,252)
Interest expense, net	—	—	—	18,351	18,351
Income tax (benefit) provision	8,588	(49)	694	(9,190)	43
Depreciation and amortization	7,090	12,812	6,449	241	26,592
EBITDA	39,235	13,998	7,153	(20,652)	39,734
Restructuring and related costs[1]	656	—	—	2,575	3,233
Transaction and integration costs[2]	(101)	1,807	16	74	1,796
Settlement related costs	—	—	—	1,194	1,194
Stock-based compensation	—	—	—	2,016	2,016
Equity in net (income) loss of investee, net of tax	(73)	—	—	2,607	2,534
Adjusted EBITDA	$ 39,719	$ 15,605	$ 7,169	$ (12,186)	$ 50,507

(1) Includes professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.
(2) Consists of fees incurred for SOX implementation and business integration efforts.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended March 31, 2023				
	NEMT	PCS	RPM	Corporate and Other	Total
Service revenue, net	$ 469,463	$ 174,131	$ 18,712	$ —	$ 662,306
Grant income	—	1,464	—	—	1,464
Operating expenses:					
Service expense	407,686	136,090	6,490	—	550,266
General and administrative expense	33,875	22,663	5,769	17,406	79,713
Depreciation and amortization	6,766	12,868	5,854	205	25,693
Total operating expenses	448,327	171,621	18,113	17,611	655,672
Operating income (loss)	21,136	3,974	599	(17,611)	8,098
Interest expense, net	—	—	—	15,958	15,958
Income (loss) before income taxes and equity method investment	21,136	3,974	599	(33,569)	(7,860)
Income tax benefit (provision)	(5,618)	(1,149)	(170)	8,810	1,873
Equity in net income of investee, net of tax	653	—	—	1,372	2,025
Net income (loss)	16,171	2,825	429	(23,387)	(3,962)
Interest expense, net	—	—	—	15,958	15,958
Income tax provision (benefit)	5,618	1,149	170	(8,810)	(1,873)
Depreciation and amortization	6,766	12,868	5,854	205	25,693
EBITDA	28,555	16,842	6,453	(16,034)	35,816
Restructuring and related costs[1]	7,099	—	—	7,346	14,445
Transaction and integration costs[2]	—	277	32	564	873
Settlement related costs	275	—	—	—	275
Stock-based compensation	—	—	—	848	848
Equity in net income of investee, net of tax	(653)	—	—	(1,372)	(2,025)
Adjusted EBITDA	$ 35,276	$ 17,119	$ 6,485	$ (8,648)	$ 50,232

(1) Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.
(2) Transaction and integration costs consist of fees incurred related to Sarbanes-Oxley Act of 2002 implementation and business integration efforts.

Non-GAAP Reconciliation | FY2023

	Year ended December 31, 2023				
	NEMT	PCS	RPM	Corporate and Other	Total
Service revenue, net	$ 1,951,447	$ 715,615	$ 77,941	$ 6,167	$ 2,751,170
Grant income	—	5,037	—	—	5,037
Operating expenses:					
Service expense	1,709,790	561,919	27,025	5,484	2,304,218
General and administrative expense	115,355	86,767	22,971	79,471	304,564
Depreciation and amortization	27,409	51,402	24,536	924	104,271
Impairment of goodwill	—	137,331	45,769	—	183,100
Total operating expenses	1,852,554	837,419	120,301	85,879	2,896,153
Operating income (loss)	98,893	(116,767)	(42,360)	(79,712)	(139,946)
Interest expense, net	—	—	—	69,120	69,120
Income (loss) before income taxes and equity method investment	98,893	(116,767)	(42,360)	(148,832)	(209,066)
Income tax benefit (provision)	(26,602)	(5,403)	(1,459)	37,783	4,319
Equity in net income (loss) of investee, net of tax	1,057	—	—	(770)	287
Net Income (loss)	73,348	(122,170)	(43,819)	(111,819)	(204,460)
Interest expense, net	—	—	—	69,120	69,120
Provision (benefit) for income taxes	26,602	5,403	1,459	(37,783)	(4,319)
Depreciation and amortization	27,409	51,402	24,536	924	104,271
EBITDA	127,359	(65,365)	(17,824)	(79,558)	(35,388)
Restructuring and related costs[1]	12,523	—	—	24,181	36,704
Transaction and integration costs[2]	—	2,688	86	1,908	4,682
Settlement related costs	250	—	—	9,877	10,127
Stock-based compensation	—	—	—	5,501	5,501
Impairment of goodwill	—	137,331	45,769	—	183,100
Equity in net (income) loss of investee, net of tax	(1,057)	—	—	770	(287)
Adjusted EBITDA	$ 139,075	$ 74,654	$ 28,031	$ (37,321)	$ 204,439

Notes to Reconciliation of Adjusted EBITDA

1. Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

2. Transaction and integration costs consist of fees incurred for SOX implementation and business integration efforts.

Non-GAAP Reconciliation | FY2022

	Year ended December 31, 2022				
	NEMT	Personal Care	RPM	Corporate and Other	Total
Service revenue, net	$ 1,768,442	$ 667,674	$ 68,277	$ —	$ 2,504,393
Grant income	—	7,351	—	—	7,351
Operating expenses:					
Service expense	1,487,447	520,065	24,562	—	2,032,074
General and administrative expense	146,935	91,365	23,156	60,715	322,171
Depreciation and amortization	28,709	51,025	19,854	827	100,415
Total operating expenses	1,663,091	662,455	67,572	61,542	2,454,660
Operating income (loss)	105,351	12,570	705	(61,542)	57,084
Interest expense, net	—	—	—	61,961	61,961
Income (loss) before income taxes and equity method investment	105,351	12,570	705	(123,503)	(4,877)
Provision (benefit) for income taxes	26,855	2,810	208	(32,908)	(3,035)
Equity in net (income) loss of investee, net of tax	(71)	—	—	30,035	29,964
Net Income (loss)	78,567	9,760	497	(120,630)	(31,806)
Interest expense, net	—	—	—	61,961	61,961
Provision (benefit) for income taxes	26,855	2,810	208	(32,908)	(3,035)
Depreciation and amortization	28,709	51,025	19,854	827	100,415
EBITDA	134,131	63,595	20,559	(90,750)	127,535
Restructuring and related costs[1]	25,228	757	63	950	26,998
Transaction and integration costs[2]	4,225	7,550	2,927	9,269	23,971
Settlement related costs	5,500	—	—	4,064	9,564
Cash settled equity	—	—	—	108	108
Stock-based compensation	—	190	86	5,684	5,960
COVID-19 related costs, net of grant income	129	(2,327)	—	—	(2,198)
Equity in net (income) loss of investee, net of tax	(71)	—	—	30,035	29,964
Adjusted EBITDA	$ 169,142	$ 69,765	$ 23,635	$ (40,640)	$ 221,902

Notes to Reconciliation of Adjusted EBITDA

1. Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

2. Transaction and integration costs consist of fees incurred for SOX implementation and business integration efforts.

Non-GAAP Reconciliation | FY2021

	Year ended December 31, 2021				
	NEMT	Personal Care	RPM	Corporate and Other	Total
Service revenue, net	$ 1,483,696	$ 495,579	$ 17,617	$ —	$ 1,996,892
Grant income	—	5,441	—	—	5,441
Operating expenses:					
Service expense	1,186,185	392,508	5,605	—	1,584,298
General and administrative expense	132,493	70,704	5,791	62,686	271,674
Depreciation and amortization	29,058	23,759	4,181	—	56,998
Total operating expenses	1,347,736	486,971	15,577	62,686	1,912,970
Operating income (loss)	135,960	14,049	2,040	(62,686)	89,363
Interest expense, net	—	—	—	49,081	49,081
Income (loss) before income taxes and equity method investment	135,960	14,049	2,040	(111,767)	40,282
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250
Net Income (loss)	105,641	10,897	1,593	(124,716)	(6,585)
Interest expense, net	—	—	—	49,081	49,081
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Depreciation and amortization	29,058	23,759	4,181	—	56,998
EBITDA	165,018	37,808	6,221	(100,936)	108,111
Restructuring and related costs[1]	19,609	304	—	1,680	21,593
Transaction and integration costs[2]	567	6,930	721	17,370	25,588
Cash settled equity	—	—	—	9,165	9,165
Stock-based compensation	—	18	—	4,775	4,793
COVID-19 related costs, net of grant income	719	(3,211)	—	—	(2,492)
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250
Adjusted EBITDA	$ 185,913	$ 41,849	$ 6,942	$ (29,696)	$ 205,008

Notes to Reconciliation of Adjusted EBITDA

1. Restructuring and related costs include professional fees for strategic initiatives and severance and office closure costs.

2. Transaction and integration costs consist of fees incurred in the acquisitions of Care Finders and VRI.

Non-GAAP Reconciliation | Segments

NEMT Segment
Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	Three Months Ended Mar 31, 2023
Net income	$12,168
Provision (benefit) for income taxes	4,274
Interest expense, net	-
Depreciation and amortization	7,359
NEMT Reported EBITDA	$23,801
Restructuring and related charges	3,239
Transaction and integration costs	52
Settlement related costs	-
COVID-19 related costs	-
Equity in net (income) loss of investee, net of tax	28
Total adjustments	3,319
NEMT Adj. EBITDA	$27,120

PCS Segment
Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	Three Months Ended Mar 31, 2023
Net income	($2,274)
Provision (benefit) for income taxes	(823)
Interest expense, net	-
Depreciation and amortization	12,795
PCS Reported EBITDA	$9,698
Restructuring and related charges	127
Transaction and integration costs	1,446
COVID-19 related costs	-
Impairment of goodwill	-
Total adjustments	1,573
PCS Adj. EBITDA	$11,271

RPM Segment
Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	Three Months Ended Mar 31, 2023
Net income	($308)
Provision (benefit) for income taxes	(67)
Interest expense, net	-
Depreciation and amortization	6,674
RPM Reported EBITDA	$6,299
Restructuring and related charges	10
Transaction and integration costs	-
Settlement related costs	-
COVID-19 related costs	-
Equity in net (income) loss of investee, net of t	-
Impairment of goodwill	
Total adjustments	10
RPM Adj. EBITDA	$6,309